UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2023

____________________________________________
UBER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
___________________________________________

Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1515 3rd Street
San Francisco, California 94158
(Address of principal executive offices, including zip code)

(415) 612-8582
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 1.01    Entry into a Material Definitive Agreement.
On July 28, 2023, Uber Technologies, Inc. (the “Company”) entered into a Joinder Agreement to Revolving Credit Agreement (“Joinder Agreement”) with, among others, Mizuho Bank Ltd. as an incremental revolving loan lender, which amended that certain Revolving Credit Agreement, dated June 26, 2015, among the Company, Rasier, LLC (“Rasier”) and Uber International Holding

Corporation (“UIHC”), each a subsidiary of the Company, as subsidiary guarantor, the lenders party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent (the “2015 Revolving Credit Agreement”, and as amended by (i) Amendment No. 1 to Revolving Credit Agreement, dated November 17, 2015, (ii) Amendment No. 2 to Revolving Credit Agreement, dated December 21, 2015, (iii) Joinder Agreement, dated March 21, 2016, (iv) Amendment No. 4 to Revolving Credit Agreement, dated July 13, 2016, (v) Amendment No. 5 to Revolving Credit Agreement, dated June 13, 2018, (vi) Amendment No. 6 to Revolving Credit Agreement, dated October 25, 2018, (vii) Amendment No. 7 to Revolving Credit Agreement, dated June 5, 2020, (viii) Amendment No. 8 to Revolving Credit Agreement, dated December 24, 2021, (ix) Amendment No. 9 to Revolving Credit Agreement, dated April 4, 2022, (x) Joinder Agreement, dated June 2, 2023 and (xi) as further amended by the Joinder Agreement, the “Amended Revolving Credit Agreement”).
The Joinder Agreement, among other things, increases the available commitments under the Amended Revolving Credit Agreement by an aggregate principal amount of $250,000,000 (the “Incremental Revolving Commitments”). After giving effect to the Joinder Agreement, the total aggregate principal amount of the revolving credit commitments under the Amended Revolving Credit Agreement is $2.485 billion.
The foregoing description of the Joinder Agreement and the Amended Revolving Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the Joinder Agreement, a copy of which is attached hereto as Exhibit 10.1, and the original 2015 Revolving Credit Agreement and prior amendments, copies of which have been previously filed by the Company with the U.S. Securities and Exchange Commission. The Amended Revolving Credit Agreement is not intended to be a source of factual, business or operational information about the Company or its subsidiaries. The representations and warranties contained in the Amended Revolving Credit Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.
Item 2.02    Results of Operations and Financial Condition.
On August 1, 2023, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information set forth under this Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as otherwise expressly stated in such filing.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 1, 2023, the Company announced that Nelson Chai, Chief Financial Officer, will leave the Company on January 5, 2024. The Company is conducting a search for Mr. Chai’s replacement.
In announcing Mr. Chai’s departure, Dara Khosrowshahi, CEO, said: “Nelson has been a huge part of Uber’s success. I have enormous gratitude for his leadership and partnership over the past five years and all he has done to establish a strong foundation for our path forward.”
Mr. Chai’s separation will be treated as a qualifying termination for purposes of the Company’s Amended and Restated 2019 Executive Severance Plan (the “Severance Plan”). Upon his termination of service with the Company, Mr. Chai will receive the benefits and payments he is entitled to under the Severance Plan, subject to his execution of the Company’s general release of claims. This termination is not the result of any disagreements concerning financial disclosures or accounting matters.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
10.1
Joinder Agreement to Revolving Credit Agreement, dated July 28, 2023, by and among the Registrant, as borrower, Rasier, LLC, as guarantor, Uber International Holding Corporation, as guarantor, Mizuho Bank Ltd., as an incremental revolving loan lender, the issuing banks party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent.

99.1	Press release dated August 1, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: August 1, 2023	By: /s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer